SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 28, 2004

                                PHOTOWORKS, INC.
             (Exact name of registrant as specified in its charter)

 Washington                         000-15338                 91-0964899 -
(State or other                (Commission File No.)        (IRS Employer
 jurisdiction of incorporation)                            Identification No.)

                              1260 16th Avenue West
                            Seattle, Washington 98119
                     (Address of principal executive office)

                                 (206) 281-1390
               (Registrant's telephone number including area code)

Item 4.01. Changes In Registrant's Certifying Accountant

         Item 4 of Form 8-K dated August 4, 2004 of PhotoWorks, Inc. (the "Company") reported that on July 28, 2004, Ernst & Young LLP notified the Company that the auditor-client relationship between the Company and Ernst & Young LLP would terminate upon the issuance of Ernst &Young's auditor's report on the consolidated financial statements of the Company for the fiscal year ending September 25, 2004. Ernst &Young LLP issued its audit report on December 23, 2004, and thus Ernst &Young's resignation became effective on that date. The Audit Committee of the Company's Board of Directors was informed of, but did not recommend or approve Ernst &Young's resignation.

         The reports of Ernst & Young LLP on the Company's financial statements for the past two fiscal years did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the audit report dated October 29, 2004 (except Note B, as to which the date is December 22, 2004) included an emphasis paragraph regarding uncertainties as to ability of the Company to continue as a going concern. In connection with the audits of the Company's financial statements for each of the two fiscal years ended September 25, 2004, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of Ernst & Young LLP, would have caused Ernst & Young LLP to make reference to the matter in their report. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

         The Company has requested Ernst & Young LLP to furnish it a letter addressed to the SEC stating whether it agrees with the above statements. A copy of that letter, dated December 27, 2004, is filed as Exhibit 16 to this Form 8-K/A.



Item 9.01.        Financial Statements and Exhibits

         (c)      Exhibits

                  16. Letter from Ernst & Young LLP to the Securities and Exchange Commission..

                                                             SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       PHOTOWORKS, INC.


                                       By:
                                Philippe Sanchez
                                                President

                                                        EXHIBIT 16 TO FORM 8-K/A


December 27, 2004


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, DC 20549 Gentlemen:

We refer to our letter dated August 4, 2004 included as Exhibit 16 of Form 8-K dated August 4, 2004, of PhotoWorks, Inc. We have read Item 4.01 of Form 8-K/A dated December 27, 2004, of PhotoWorks, Inc., and are in agreement with the statements contained in the first and second sentences of the first paragraph and the second paragraph on page two therein. We have no basis to agree or disagree with other statements of the registrant contained therein.


                                                          /s/ Ernst & Young LLP